UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 5, 2010

ENTEGRIS, INC.

(Exact name of registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30789	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 5, 2010 the Board of Directors of Entegris, Inc. acted at the Annual Meeting of Directors to make a technical clarifying amendment to the Entegris, Inc. 2010 Stock Plan adopted at the Annual Stockholders meeting as discussed in Item 5.07 below. The amendment clarified that all performance share awards under the 2010 Stock Plan are subject to a minimum vesting period of one year following the date of award by adding the following language at the end of Section 10.3 of the 2010 Stock Plan:

“All performance stock awards granted under this Section 10 shall be subject to the minimum vesting provisions applicable to grants subject to the achievement of performance objectives specified in clause (ii) of Subsection 9.3 above.”

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Entegris, Inc. held its 2010 Annual Meeting of Stockholders on May 5, 2010 (the “Annual Meeting”). As of the record date for the Annual Meeting, March 12, 2010, 131,178,201 shares of the Registrant’s Common were issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 116,982,049 shares of our Common Stock, or 89.18% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in person or by proxy. The following are the voting results on proposals considered and voted upon at the Annual Meeting, all of which were described in Entegris’ 2010 Proxy Statement, filed with the Commission on April 2, 2010.

1.	Votes regarding the persons elected to serve as directors for a term expiring in 2011 were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

Gideon Argov	91,677,577	9,961,726		15,342,746
Michael A. Bradley	99,380,996	2,258,307		15,342,746
Marvin D. Burkett	99,857,042	1,782,261		15,342,746
Michael P.C. Carns	99,196,373	2,442,930		15,342,746
Daniel W. Christman	99,647,735	1,991,568		15,342,746
Gary F. Klingl	99,192,556	2,446,747		15,342,746
Roger D. McDaniel	97,689,789	3,949,514		15,342,746
Paul L.H. Olson	99,642,501	1,996,802		15,342,746
Brian F. Sullivan	99,927,705	1,711,598		15,342,746

2.	The appointment of KPMG LLP as our independent registered public accounting firm for 2010 was ratified. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
115,623,377	995,571	363,101

3.	The Entegris, Inc. 2010 Stock Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
88,669,312	12,001,240	968,751	15,342,746.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: May 6, 2010	By	/S/ PETER W. WALCOTT
Peter W. Walcott,
Senior Vice President & General Counsel